AGREEMENT


     Acquisition Agreement ("Agreement") between stereoscape.com, inc., a Nevada corporation ("SSCP"), and the persons executing this Agreement as "Shareholder" (the "Shareholder"), being the owner of record of all of the issued and outstanding shares of Marx Toys, Inc., a Florida corporation (the "Company").
     WHEREAS, SSCP wishes to acquire and the Shareholder wish to transfer all of the issued and outstanding stock of the Company in exchange for 15,000,000 shares of common stock of stereoscape.com, inc. ("SSCP")
     WHEREAS, the effective date of the transaction contemplated herein shall be October 1, 2000.
     NOW, THEREFORE, SSCP and the Shareholder agree as follows:

                          SECTION 1. EXCHANGE OF STOCK

     1.01 Number of Shares. The Shareholder agrees to transfer to SSCP at the Closing the number of shares of common stock of the Company ("Company Shares"), shown opposite his names below in exchange for an aggregate of 15,000,000 shares (the "SSCP Shares") of common stock of SSCP, $.001 par value per share. The SSCP Shares will be issued to the Shareholder immediately upon closing.
     1.02 Delivery of Certificates by Shareholder. The transfer of the Company Shares by the Shareholder shall be effected by the delivery to SSCP immediately upon Closing of certificates representing the Company Shares endorsed in blank or accompanied by stock powers executed in blank.
     1.03 Further Assistance. At the Closing and from time to time thereafter, the Shareholder shall execute such additional instruments and take such other action as SSCP may reasonably request in order to more effectively sell, transfer and assign the transferred Company Shares to SSCP and to confirm SSCP's title thereto.

     1.04 Changes in SSCP's Capitalization. If between the date of this Agreement and the Closing, the outstanding shares of SSCP common stock are, without the receipt of consideration by SSCP, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of SSCP through reorganization, reclassification, stock dividend, stock split, reverse stock split or similar change in SSCP's capitalization, SSCP shall deliver to the Shareholder in addition to or in lieu of the SSCP Shares specified in
Section 1.01, voting stock of SSCP in equitably adjusted amounts. In the event of any change in SSCP's capitalization, all references to SSCP Shares herein shall refer to the number of SSCP Shares as thus adjusted.
     1.05 Consulting Agreement for Option to purchase shares of SSCP. Jay Horowitz (the "consultant") shall enter into a consulting agreement to provide services to the Company for a minimum of two (2) year from the date of closing. SSCP shall cause the issuance of 6,000,000 stock options for the purchase of SSCP common stock from SSCP at a price of $0.04 per share to Jay Horowitz. These options shall vest 1/6th at the end of each contract month, and shall expire in accordance with SSCP's stock option plan, but in any event will not be less than 5 years.

                               SECTION 2. CLOSING

     2.01 The closing contemplated by Section 1.01 (the "Closing") shall be held at the offices of SSCP, 3440 Highway 9 South, Freehold, New Jersey 07728, on December 7, 2000 or as soon as practical thereafter unless another place or time is agreed upon in writing by the parties.

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

          SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER

     The Shareholder hereby warrant, represent and agree as follows:

     3.01 Corporate Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Florida.
     3.02 Capitalization. The authorized capital stock of the Company consists of 10,000 shares of common stock, of which 10,000 shares are issued and outstanding. All such shares are fully paid and non-assessable.
     3.03  Financial  Statements.   The  financial  statements  of  the  Company
furnished to SSCP, consisting of an unaudited balance sheet as of December 31, 1999 and a related statement of income for the period then ended (the "Financial Statements") as well as a September 30, 2000 trial balance, will be delivered at the Closing, will be correct and fairly present the financial condition of the Company as of the dates and for the periods involved.
     3.04 Undisclosed Liabilities. The Company has no liabilities of any nature except to the extent reflected or reserved against in the Financial Statements, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, and the Company's accounts receivable are collectible in accordance with the terms of such accounts, except to the extent of the reserve therefore in the Financial Statements.
     3.05 Interim Changes. Between September 30, 2000 and the date of this Agreement, there have not been, (1) any changes in the Company's financial condition, assets, liabilities, or business which, in the aggregate, have been materially adverse; (2) any damage, destruction or loss of or to the Company's property, whether or not covered by insurance; (3) any declaration or payment of any dividends or other distribution in respect of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition or any such stock; or (4) any increase paid or agreed to in the compensation, retirement benefits or other commitments to employees.

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

     3.06 Title to Property. The Company has good and marketable title to all properties and assets, real and personal, reflected in the Financial Statements, and the Company's properties and assets are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein, with respect to which no default exists.
     3.07 Litigation. There is no litigation or proceeding pending, or to Shareholder' knowledge threatened, against or relating to the Company, its properties or business.
     3.08 Access to Records, etc. From the date of this Agreement to the Closing, the Shareholder will cause the Company (1) to give to SSCP and its representatives full access during normal business hours to all of its offices, books, records, contracts, and other corporate documents and properties so that CEP may inspect and audit them; and (2) to furnish such information concerning the Company's properties and affairs as SSCP may reasonably request.
     3.09 Confidentiality Until the Closing (and permanently if there is no Closing), the Shareholder and their representatives will keep confidential any information which they obtain from SSCP concerning its properties, assets and business. If the transactions contemplated by this Agreement are not consummated by December 31, 2000 the Shareholder will return to SSCP all written matter with respect to SSCP obtained by them in connection with the negotiation or consummation of this Agreement.

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

     3.10 Title to Shares. The Shareholder is, in the aggregate, the owner, free and clear of any liens, claims and encumbrances, of all Company Shares.
     3.11 Investment Intent. The Shareholder is acquiring the SSCP Shares for his own respective accounts, for investment purposes, and not for or with a view to resale or distribution. The SSCP shares shall bear a legend to the effect that they represent restricted securities which may not be sold, transferred or hypothecated in the absence of a registration statement under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required.
     3.12 Employment Agreement or Consulting Agreement. At the Closing the Shareholder shall execute an employment agreement or consulting agreement with the Company at annual rates of $120,000 or $60,000, respectively.
     3.13 Specific Identified Assets. The Shareholder represent that the purchase shall include but not be limited to the following assets in "as is" condition:
         Marx Toys, Inc. (company name)
         Marx Trains License Agreements
         Trademark #1,776,628
         Marx Archives (original sets of plans, drawings, blueprints) Marx Museum Licenses (Erie based Museum, original Marx factory) Customer Lists Prospect Lists Marx Toys Web Site Available Marx Toy Samples All "Mexican Inventory" warehoused in Ohio All Marx Molds owned by MARX TOYS and/or American Plastic Equipment, Inc.
       All license agreements related to Marx Molds, and Marx Trains (Buyer shall be subject to the specific terms of the license), and the royalties derived from the license agreements. All Trademark Agreements ("The Exclusive Trademark Agreement")(Buyer shall be subject to the specific terms of the Trademark Agreement)
         Art & Design Department including Mac/Apple computer & Peripherals Entertainment Rights
         50% of the proceeds of any net recovery of a potential claim against Disney and/or Mattel (expenses to be covered by Marx, suit directed by Jay)- If any.

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

          SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SSCP

     SSCP represents and warrants to, and covenants with the Shareholder as follows:

     4.01 Corporate Status. SSCP is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all jurisdictions in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.
     4.02 Capitalization. The authorized capital stock of SSCP consists of 200,000,000 shares of common stock, having a par value of $.001 per share.
     4.03 Undisclosed Liabilities. SSCP has no undisclosed liabilities of any nature.
     4.04 Title to Property. SSCP has good and marketable title to all properties and assets, real and personal, and SSCP's properties and assets are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein, with respect to which no default exists.
     4.05 Litigation. There is no litigation or proceeding pending, or to SSCP's knowledge threatened, against or relating to SSCP, its properties or business.
     4.06 Confidentiality. Until the Closing (and permanently if there is no Closing), the Company and its representatives will keep confidential any information which it obtained from the Company concerning its properties, assets and business. If the transactions contemplated by this Agreement are not consummated by December 31, 2000 SSCP will return to the Company all written matter with respect to the Company obtained by it in connection with the negotiation or consummation of this Agreement.

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

     4.07 Investment Intent. SSCP is acquiring the Company Shares to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof, and SSCP has no commitment or present intention to liquidate the Company or to sell or otherwise dispose of the Company Shares.
     4.08 Corporate Authority. SSCP has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to the Shareholder at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by its officers and performance thereunder.
     4.09 Due Authorization. Execution of this Agreement and performance by SSCP hereunder has been or prior to the Closing will be duly authorized by all requisite corporate and shareholder action on the part of SSCP, and this Agreement constitutes a valid and binding obligation of SSCP and performance hereunder will not violate any provision of SSCP's Articles of Incorporation, Bylaws, mortgages, agreements with third parties or other commitments.

SECTION 5. CONDUCT OF COMPANY PENDING THE CLOSING

     The Shareholder agree that from the date of this Agreement until the Closing the Company will conduct itself in the following manner:

     5.01 Certificate of Incorporation and Bylaws. The Company will not change its Certificate of Incorporation or Bylaws.

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

     5.02 Capitalization, etc. The Company will not make any change in its authorized, issued or outstanding capital stock; grant any stock option or right to purchase shares of its capital stock; issue any security convertible into shares of its capital stock; purchase, redeem, retire, or otherwise acquire any shares of its capital stock; or agree to do any of the foregoing; or declare, set aside or pay any dividend or other distribution in respect of its capital stock.
     5.03 Business in Ordinary Course. The Company will conduct its business in the ordinary course and will (1) use its best efforts to preserve its business organization intact, to keep available to SSCP the services of its present officers and employees and to preserve the goodwill of suppliers, customers and others having business relations with it; (2) maintain its properties in customary repair, working order and condition, reasonable wear and tear and damage by casualty excepted; (3) keep in force at no less than their present limit all policies of insurance; (4) make no material change in the customary terms and conditions on which it extends credit to customers; and (5) enter into no sale, lease, contract, commitment or other transaction; provided, however, that nothing in this Section 5.03 shall prohibit compliance by the Company with, or the Company's borrowings or repayment funds pursuant to, and agreements or other commitments disclosed by the Company to SSCP.
     5.04 Banking Arrangements; Powers of Attorney. The Company will not make any change in its banking and safe deposit arrangements and will not grant any powers of attorney.
     5.05 Accounting Practices. Except as required by generally accepted accounting principles, the Company will not make any changes in its accounting methods or practices.


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

     5.06 Merger, etc. The Company will not merge or consolidate with any other corporation; sell or lease all or substantially all of its assets and business; acquire all or substantially all of the stock of the business or assets or any other person, corporation or business organization; or agree to do any of the foregoing.

                     SECTION 6. COVENANTS AFTER THE CLOSING

     6.01 After Closing. From and after the Closing, all parties hereto agree to issue certificates representing the SSCP Shares to the Shareholder of the Company pursuant to Paragraph 1.01 hereof.
     6.02 Working Capital. SSCP agrees to provide or arrange for sufficient capital infusions to successfully carry out the business plan of the Company currently estimated to be approximately $1,000,000 during the first year.
     6.03 Personal Guarantees. SSCP shall make every effort to relieve Jay Horowitz of any and all personal guarantees given by him for the benefit of the Company. SSCP shall in any case indemnify him from any liability whatsoever related to such personal guarantees.

                     SECTION 7. CONDITIONS PRECEDENT - SSCP

     All obligations of SSCP under this Agreement are subject, at SSCP's option, to the fulfillment, before or at the Closing, of each of the following conditions:

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

     7.01 Representations and Warranties True at Closing. The Shareholder' representations and warranties contained in this Agreement shall be true and correct as of the date hereof and as of the Closing in all material respects.
     7.02 Due Performance. The Shareholder shall have performed and complied with all the terms and conditions required by this Agreement to be performed or complied with by them before the Closing.
     7.03 Books and Records. The Shareholder has caused the Company to make available to SSCP all books and records of the Company, including minute books and stock transfer records.
     7.04 Acceptance by the Shareholder. The terms of this Agreement shall have been accepted by the Shareholder of the Company as evidenced by their signatures on the signature page of this Agreement.

                SECTION 8. CONDITIONS PRECEDENT - THE SHAREHOLDER

     All obligations of the Shareholder under this Agreement are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

     8.01 Representations and Warranties True at Closing. SSCP's representations and warranties contained in this Agreement shall be true and correct as of the date hereof at and as of the Closing in all material respects.
     8.02 Due Performance. SSCP shall have performed and complied with all of the terms and conditions required by this Agreement to be performed or complied with by it before the Closing.

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

     8.03 Revocation of Prior Authorizations. The Shareholder shall have delivered to SSCP certified copies of resolutions of the Company's Board of Directors revoking as of the Closing all prior authorizations, powers of attorney, designations and appointments relating to the signing of checks, borrowing of funds, access to corporate safe deposit boxes and other similar matters, to the extent requested by SSCP.
     8.04 Resignations. There shall have been delivered to SSCP the signed resignations of such directors of the Company as SSCP shall request, dated as of the Closing.

                           SECTION 9. INDEMNIFICATION

     9.01 Indemnification of SSCP. The Shareholder agrees to indemnify SSCP against any loss, damage or expense (including reasonable attorneys' fees) suffered by SSCP from (1) any breach by the Shareholders of this Agreement; or
(2) any inaccuracy in or breach of any of the representations, warranties or covenants by the Shareholder herein; provided, however that (a) SSCP shall be entitled to assert rights of indemnification hereunder only if and to the extent that it suffers losses, damages and expenses (including reasonable attorneys' fees) exceeding $25,000 in the aggregate; and (b) SSCP shall give notice of any claims hereunder within the twenty-four (24) month period beginning on the date of the Closing. No loss, damage or expense shall be deemed to have been sustained by SSCP to the extent of insurance proceeds paid to, or tax benefits realizable by, SSCP or the Company as a result of the event giving rise to such light indemnification.

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

     9.02 Indemnification of Shareholder. SSCP agrees to indemnify the Shareholder against any loss, damage or expense (including reasonable attorneys'
fees) suffered by any of the Shareholder from (1) any breach by SSCP of this Agreement; or (2) any inaccuracy in or breach of any of SSCP's representations, warranties or covenants herein.
     9.03 Defense of Claims. Upon obtaining knowledge thereof, the indemnified party shall promptly notify the indemnifying party of any claim which has given or could give rise to a right of indemnification under this Agreement. If the right of indemnification relates to a claim asserted by a third party against the indemnified party, the indemnifying party shall have the right to employ counsel acceptable to the indemnified party to cooperate in the defense of any such claim. So long as the indemnifying party is defending any such claim in good faith, the indemnified party will not settle such claim. If the indemnifying party does not elect to defend any such claim, the indemnified party shall have no obligation to do so.

                             SECTION 10. TERMINATION

     10.01 Termination. This Agreement may be terminated (1) by mutual consent in writing; (2) by either the Shareholder or SSCP if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the Shareholder or SSCP if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing by December 31, 2000.

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

                         SECTION 11. GENERAL PROVISIONS

     11.01 Further Assurances. At any time, and from time to time, after the Effective Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.
     11.02 Waiver. Any failure on the part of either party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.
     11.03 Brokers. Each party agrees to indemnify and hold harmless the other party against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by it. The parties agree that any fees agreed by SSCP shall be paid by SSCP.
     11.04 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:
                                    To:     Mr. Mario Bassani, Chairman & CEO
                                            stereoscape.com, inc.
                                            3440 Highway 9 South
                                            Freehold, New Jersey  07728

                                    To:     Jay Horowitz
                                            c/o Marx Toys, Inc.
                                            1800 NE 114th Street
                                            N. Miami, Florida  33181

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

     11.05 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof and can only be modified in writing SIGNED BY both parties.
     11.06 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.
     11.07 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey.
     11.08 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.
         11.09 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be considered as original signatures.

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         Executed as of this 7th day of December, 2000.

Stereoscape.com, inc.


By:____________________________



SHAREHOLDER OF MARX TOYS, INC.


----------------------------
Jay Horowitz


Shares of Company: 10,000 shares

Shares of SSCP: 15,000,000 shares

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